EXHIBIT  10.15

COMMERCIAL  SECURITY  AGREEMENT

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

Principal. .  Loan Date   Maturity    Loan No.  Call  Collateral  Account     Officer  Initials
7,500,00.00  03-01-1998  03-01-1999                         326  3209009006    00324

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.





Borrower:  BIOANALYTICAL SYSTEMS, INC.  Lender:  Bank One, Indiana, NA
           2701 KENT AVENUE                      Main Office - Lafayette
           WEST LAFAYETTE, IN 47906              111 Monument Circle
                                                 Indianapolis, IN 46277



THIS COMMERCIAL SECURITY AGREEMENT Is entered Into by BIOANALYTICAL SYSTEMS, INC. (referred to below as "Grantor") for the benefit of Bank One, Indiana, NA (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in the State of Indiana ("Code"). All references to dollar amounts shall mean amounts in lawful money of the United States of America.

AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

COLLATERAL.    The word "Collateral" means the following described property of
Grantor. whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

ALL  INVENTORY,  CHATTEL  PAPER,  ACCOUNTS,  EQUIPMENT AND GENERAL INTANGIBLES

In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

(b) All products and produce of any of the property described in this Collateral section.


(c) All proceeds (Including, without limitation, insurance proceeds) from the sale, lease, destruction, loss, or other disposition of any of the property described in this Collateral section.

(d) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

EVENT  OF  DEFAULT.   The words "Event of Default" mean and include any of the
Events  of  Default set forth below in the section titled "Events of Default."

GRANTOR. The word "Grantor" means BIOANALYTICAL SYSTEMS, INC., its successors and assigns (which is a debtor under the Code)

GUARANTOR.    The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Grantor, or any one or more of them, to Lender of any kind or character, now existing or hereafter arising, as well as all present and future claims by Lender against Grantor, or any one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the foregoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

LENDER.    The  word  "Lender" means Bank One, Indiana, NA, its successors and assigns  (which  is  a  secured  party  under  the  Code).

NOTE. The word "Note" means the promissory note dated March 1, 1998, in the principal amount of $7,500,000.00 from BIOANALYTICAL SYSTEMS, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for such promissory note.


RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

RIGHT OF SETOFF. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or any other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR. Grantor represents, warrants and covenants to Lender as follows:

ORGANIZATION. Grantor is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Grantor's incorporation. Grantor has its chief executive office at 2701 KENT AVENUE, WEST LAFAYETTE, IN 47906. Grantor will notify Lender of any change in the location of Grantor's chief executive office.

AUTHORIZATION. The execution, delivery, and performance of this Agreement by Grantor have been duly authorized by all necessary action by Grantor and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Grantor or (b) any law, governmental regulation, court decree, or order applicable to Grantor.


PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender s interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor here by irrevocably appoints Lender as its attorney in fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may sign and file financing statements without Grantor's signature. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor has disclosed to Lender all tradenames and assumed names currently used by Grantor, all tradenames and assumed names used by Grantor within the previous six (6) years and all of Grantor s current business locations. Grantor will notify Lender in writing at least thirty (30) days prior to the occurrence of any of the following, (i) any changes in Grantor s name, tradename(s) or assumed name(s), or (ii) any change in Grantor's business location(s) or the location of any of the Collateral.

NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; Grantor will not adjust, settle, compromise, amend or modify any account, except in good faith and in the ordinary course of business; provided, however, this exception shall automatically terminate upon the occurrence of an Event of Default or upon Lender's written request.

LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except In the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Indiana, without the prior written consent of Lender.


TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral.
While Grantor is not in default under this Agreement, Grantor may sell Inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

TITLE. Grantor represents and warrants to Lender that it is the owner of the Collateral and holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lion of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general Intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral.

MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.


TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and governmental charges or levies upon the Collateral and provide Lender evidence of such payment upon its request. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor is conducting and will continue to conduct Grantor's businesses in material compliance with all federal, state end local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions applicable to Grantor's businesses and to the production, disposition or use of the Collateral, including without limitation, those pertaining to health and environmental matters such as the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, together with any subsequent amendments, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous Substance Waste Amendments of 1984 (collectively, together with any subsequent amendments, hereinafter called "RCRA"). Grantor represents and warrants that (i) none of the operations of Grantor is the subject of a federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release or disposal of any toxic or hazardous substance or solid waste into the environment; (ii) Grantor has not filed any notice under any federal, state or local law indicating that Grantor is responsible for the release into the environment, the disposal on any premises in which Grantor is conducting its businesses or the improper storage, of any material amount of any toxic or hazardous substance or solid waste or that any such toxic or hazardous substance or solid waste has been released, disposed of or is improperly stored, upon any premises on which Grantor is conducting its businesses; and (iii) Grantor otherwise does not have any known material contingent liability in connection with the release into the environment, disposal or the improper storage, of any such toxic or hazardous substance or solid waste. The terms "hazardous substance" and "release", as used herein, shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal", as used herein, shall have the meanings specified in RCRA; provided, however, that to the extent that the laws of the State of Indiana establish meanings for such terms which are broader than that specified in either CERCLA or RCRA, such broader meanings shall apply. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the termination of this Agreement.

MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risk insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and no including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as require( under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (l 5) days of the casualty. All proceeds of any insurance on the Collateral, including accrue proceeds thereon,  shall  be  held  by  Lender  as  part  of the Collateral.  If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness. Application of insurance proceeds to the payment of the Indebtedness will not extend, postpone or waive an payments otherwise due, or change the amount of such payments to be made and proceeds may be applied in such order and such amounts as Lender may elect.

SOLVENCY OF GRANTOR. As of the date hereof, and after giving effect to this Agreement and the completion of all other transaction contemplated by Grantor at the time of the execution of this Agreement, (i) Grantor is and will be solvent, (ii) the fair salable value of Grantor's assets exceeds and will continue to exceed Grantor's liabilities (both fixed and contingent), (iii) Grantor is paying and will continue to be able to pay its debts as they mature, and (iv) if Grantor is not an individual, Grantor has and will have sufficient capital to carry on Grantor's businesses and all businesses in which Grantor is about to engage.


LIEN NOT RELEASED. The lien, security interest and other security rights of Lender hereunder shall not be impaired by any indulgence, moratorium or release granted by Lender, including but not limited to, the following: (a) any renewal, extension, increase or modification of any of the Indebtedness;
(b) any surrender, compromise, release, renewal, extension, exchange or substitution granted in respect of any of the Collateral; (c) any release or indulgence granted to any endorser, guarantor or surety of any of the Indebtedness; (d) any release of any other collateral for any of the indebtedness; (e) any acquisition of any additional collateral for any of the Indebtedness; and (f) any waiver or failure to exercise any right, power or remedy granted herein, by law or in any of the Related Documents.

REQUEST FOR ENVIRONMENTAL INSPECTIONS. Upon Lender's reasonable request from time to time, Grantor will obtain at Grantor's expense an inspection or audit report(s) addressed to Lender of Grantor's operations from an engineering or consulting firm approved by Lender, indicating the presence or absence of toxic and hazardous substances, underground storage tanks and solid waste on any premises in which Grantor is conducting a business; provided, however, Grantor will be obligated to pay for the cost of any such inspection or audit no more than one time in any twelve (12) month period unless Lender has reason to believe that toxic or hazardous substance or solid wastes have been dumped or released on any such premises. If Grantor fails to order or obtain an inspection or audit within ten (10) days after Lender's request, Lender may at its option order such inspection or audit, and Grantor grants to Lender and its agents, employees, contractors and consultants access to the premises in which it is conducting its business and a license (which is coupled with an interest and is irrevocable) to obtain inspections and audits. Grantor agrees to promptly provide Lender with a copy of the results of any such inspection or audit received by Grantor. The cost of such inspections and audits by Lender shall be a part of the Indebtedness, secured by the Collateral and payable by Grantor on demand.

CHATTEL PAPER. To the extent a security interest in the chattel paper of Grantor is granted hereunder, Grantor represents and warrants that all such chattel paper have only one original counterpart and no other party other than Grantor or Lender is in actual or constructive possession of any such chattel paper. Grantor agrees that at the option of and on the request by Lender, Grantor will either deliver to Lender all originals of the chattel paper which is included in the Collateral or will mark all such chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

LANDLORD'S WAIVERS. Grantor agrees that upon the request of Lender, Grantor shall cause each landlord of real property leased by Grantor at which any of the Collateral is located from time to time to execute and deliver agreements satisfactory in form and substance to Lender by which such landlord waives or subordinates any rights it may have in the Collateral.


GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the
Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may collect the accounts, notify account debtors to make payments directly to Lender for application to the Indebtedness and to verify the accounts with such account debtors. Lender also has the right, at the expense of Grantor, to enforce collection of such accounts and adjust, settle, compromise, sue for or foreclose on the amount owing under any such account, in the same manner and to the same extent as Grantor. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and be payable on demand by Lender. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement, the Note, any of the other Related Documents or in any other agreement now existing or hereafter arising between Lender and Grantor.

FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender under this Agreement, the Note or any of the other Related Documents is false or misleading in any material respect.

DEFAULT  TO  THIRD  PARTY.    The  occurrence  of  any event which permits the
acceleration of the maturity of any indebtedness owing by Grantor or any Guarantor to any third party under any agreement or undertaking.

BANKRUPTCY  OR  INSOLVENCY.    If  the  Grantor  or any Guarantor: (i) becomes
insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such Involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

LIQUIDATION, DEATH AND RELATED EVENTS. If Grantor or any Guarantor is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if any of such parties is an individual, the death or legal incapacity of any such individual.

CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

ACCELERATE  INDEBTEDNESS.    Lender  may  declare  the  entire  indebtedness,
including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.


ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise dispose of the Collateral or the proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral (as a unit or in parcels) at public auction or private sale. Lender may buy the Collateral, or any portion thereof, (i) at any public sale, and (ii) at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. Lender shall not be obligated to make any sale of Collateral regardless of a notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days prior to the date any public sale, or after which a private sale, of any of such Collateral is to be held. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Under all circumstances, the Indebtedness will be repaid without relief from any Indiana or other valuation and appraisement laws.

APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.


COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise. Grantor waives any right to require Lender to proceed against any third party, exhaust any other security for the Indebtedness or pursue any other right or remedy available to Lender.

CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS  PROVISIONS.

AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and supercedes all prior written and oral agreements and understandings, if any, regarding same. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Indiana. Subject to the provisions on arbitration in any Related Document, this Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without regard to any conflict of laws or provisions thereof.


JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

ATTORNEYS' FEES; EXPENSES. Grantor will upon demand pay to Lender the amount of any and all costs and expenses (including without limitation, reasonable attorneys' fees and expenses) which Lender may incur in connection with (i) the perfection and preservation of the collateral assignment and security interests created under this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iii) the exercise or enforcement of any of the rights of Lender under this Agreement, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

TERMINATION. Upon (i) the satisfaction in full of the Indebtedness and all obligations hereunder, (ii) the termination or expiration of any commitment of Lender to extend credit that would become Indebtedness hereunder, and (iii) Lender's receipt of a written request from Grantor for the termination hereof, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor's written request, Lender will, at Grantor's sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

INDEMNITY. Grantor hereby agrees to indemnify, defend and hold harmless Lender, and its officers, directors, shareholders, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent or contributory negligence) arising in connection with the Related Documents, the Indebtedness or the Collateral (including, without limitation, the enforcement of the Related Documents and the defense of any Indemnified Person's action and/or inactions in connection with the Related Documents), except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

CAPTION  HEADINGS.    Caption  headings  in this Agreement are for convenience
purposes only and are not to be used to interpret or define the provisions of this Agreement.


NOTICES. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

POWER OF ATTORNEY. Grantor hereby irrevocably appoints Lender as its true and lawful attorney-in-fact, such power of attorney being coupled with an interest, with full power of substitution to do the following in the place and stead of Grantor and in the name of Grantor: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and
(d)  to  file  any  claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

SEVERABILITY.    If  a  court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement In all other respects shall remain valid and enforceable.

SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, Grantor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Lender.


WAIVER.    Lender  shall  not  be  deemed to have waived any rights under this
Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right to thereafter demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this
Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 1, 1998.

GRANTOR:

BIOANALYTICAL  SYSTEMS,  INC.


By:  /s/  Doug  Wieten
      DOUG  WIETEN,  CORPORATE  CONTROLLER



LASER  PRO,  Reg. U.S. Pat.  & T.M. Off., Ver. 3.24a (c) 1998 CFI ProServices,
Inc.    All  rights  reserved.    (IN-E40  E3.24  F3.24  CD912224.LN  C3.OVL)